UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2022

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 29, 2022, the Nasdaq Stock Market LLC (“Nasdaq”) notified (“Notice”) Healthcare Triangle, Inc. (the “Company”) that due to the resignations of Mr. Jeffrey S. Mathiesen, Mr. John Leo and Ms. April Bjornstad from the Company’s board of directors (“board”), audit committee and compensation committee, the Company no longer complies with Nasdaq’s independent director, audit committee and compensation committee requirements as set forth in Listing Rule (i) 5605(b)(1) which requires that a majority of the board of directors be composed of “independent directors” as defined by Rule 5605(a)(2); (ii) Rule 5605(c)(2) which requires that the board continue to have an audit committee of at least three members, each of whom must be an independent director as defined under Rule 5605(a)(2); and (iii) Rule 5605(d)(2) which requires that the board continue to have a compensation committee of at least two members who must be independent directors as defined under Rule 5605(a)(2). A copy of the Notice is attached hereto as Exhibit 99.1.

Nasdaq has given the Company until January 27, 2023 to submit a plan to regain compliance (the “Compliance Plan”) with such Listing Rules, and if the Compliance Plan is accepted, Nasdaq may grant an extension of up to 180 days from December 29, 2022 for the Company to evidence compliance. The Company intends to submit the Compliance Plan to Nasdaq on or before January 27, 2023. If Nasdaq does not accept the Compliance Plan, the Company will have the opportunity to appeal that decision before a Nasdaq hearings panel.

The Notice from Nasdaq has no immediate effect on the listing of the Company’s common stock and its common stock will continue to be listed on the Nasdaq Capital Market under the symbol “HCTI.” The Company is currently evaluating its options for regaining compliance. There can be no assurance that the Company will regain compliance with the Nasdaq’s rules or maintain compliance with any of the other Nasdaq continued listing requirements.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accountants. On December 27, 2022, the Audit Committee of the Board of Directors of Healthcare Triangle, Inc. (the “Company”) received a letter from Ram Associates, Certified Public Accountants (“Ram”), stating that Ram had ceased its accounting services to the Company effective December 27, 2022 (the “Ram Notification”). The Company deemed the Ram Notification to be a resignation of Ram as the Company’s independent registered public accounting firm effective as of the date noted in the Ram Notification. A copy of the Ram Notification is attached to this Form 8-K as Exhibit 16.1.

The reports of Ram on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through December 27, 2022, there were (i) no “disagreements” (as that term is defined in Instruction 4 of the Instructions to Item 304 of Regulation S-K) between the Company and Ram on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ram would have caused Ram to make reference to the subject matter of the disagreement in connection with its report; and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ram with a copy of this Form 8-K and requested that Ram provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ram agrees with the above disclosures. A copy of Ram’s letter, dated December 30, 2022, is attached as Exhibit 16.2 to this Form 8-K.

The Company has authorized Ram to respond fully to inquiries of the Company’s successor accountant, to be selected as described below, concerning all audit matters.

(b) Engagement of New Independent Registered Public Accountants. The Company has commenced a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and has contacted several qualified accounting firms.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected timeline for compliance with the Nasdaq’s Corporate Governance Rules, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements on the current expectations about future events held by management. While the Company believes these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Resignation Letter from Ram Associates to the Company dated December 27, 2022.
16.2	Letter to the Securities and Exchange Commission from Ram Associates dated December 30, 2022.
99.1	Letter from Nasdaq Regulation to the Company dated December 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document ).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: December 30, 2022	By: /s/ Thyagarajan Ramachandran
Name: Thyagarajan Ramachandran
Title: Chief Financial Officer

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